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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 31, 2002



                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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               (Exact Name of Registrant as Specified in Charter)



              Delaware                  7373                  22-3375134
------------------------------   ------------------    -------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)




        2 Andrews Drive, 2nd Floor
         West Paterson, NJ 07424                                   07424
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code         (973) 256-8181
                                                      --------------------------




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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         The financial statements of Global Interactive Gaming Limited ("GIG") called for by this Item 7(a) with respect to Interactive System Worldwide Inc.'s acquisition of GIG are included as exhibits to this Report (see Exhibits 99.1 and 99.2)

(b)      Pro forma financial information.

         The pro forma financial information called for by this Item 7(b) with respect to Interactive System Worldwide Inc.'s acquisition of GIG are included as an exhibit to this Report (see Exhibit 99.3)

(c)      Exhibits.

         The following exhibits are filed as part of this Report as required by
         Item 601 of Regulation S-B:

         ExhibIt Number        Description

         23.1                  Consent of Baker Tilly

         99.1 Global Interactive Gaming Limited Financial Statements, December 31, 2001 and 2000 (Audited)

         99.2 Global Interactive Gaming Limited Financial Statements, June 2002 and 2001 (Unaudited)

         99.3 Interactive Systems Worldwide Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements, September 30, 2001 and
                               March 31, 2002.


Safe Harbor Statement

         Statements contained or incorporated by reference herein that are not based on historical fact, including without limitation statements containing the words "believes," "may," "will," "estimate," "continue," "anticipates," "intends," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, both nationally and in the regions in which Interactive Systems Worldwide Inc. and its subsidiaries (the "Company") operate; technology changes; competition; changes in business strategy or development plans; the ability to attract and retain qualified personnel; existing governmental regulations and changes in, or the failure to comply with, governmental regulations; liability and other claims asserted against the Company; and other factors referenced in the Company's filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          Interactive Systems Worldwide Inc.
                                     -------------------------------------------
                                                   (Registrant)

Date  October 15, 2002               By: /s/ Bernard Albanese
      ----------------------             ---------------------------------------
                                                    (Signature)
                                     Name:   Bernard Albanese
                                     Title:  President


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                                Index to Exhibits


ExhibIt Number          Description

23.1                    Consent of Baker Tilly

99.1 Global Interactive Gaming Limited Financial Statements, December 31, 2001 and 2000 (Audited)

99.2 Global Interactive Gaming Limited Financial Statements, June 2002 and 2001 (Unaudited)

99.3 Interactive Systems Worldwide Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements,
                        September 30, 2001 and March 31, 2002.




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